SECURITY AGREEMENT

                                                          Date:  January 4, 1996

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
BORROWER                   MERCURY WASTE SOLUTIONS, INC.     SECURED PARTY     Brad J. Buscher
BUSINESS OR RESIDENCE      1700 West Highway 36              ADDRESS           302 N. Riverfront Drive
ADDRESS

CITY, STATE                Roseville, MN  55113              CITY, STATE       Mankato, MN  56001
& ZIP CODE                 Tax I.D.# ________________        & ZIP CODE

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         1. SECURITY INTEREST AND COLLATERAL. To secure each and every debt, liability or obligation of the Borrower to Secured Party, whether now existing or hereafter incurred, including without limitation, that certain Revolving Credit Promissory Note bearing even date herewith made payable by Borrower to the order of Secured Party in the original principal amount of up to $2,000,000 ("Revolving Note"). This security interest also secures all extensions, renewals and replacements of the above described obligations. Such obligations are hereinafter collectively referred to as the "Obligations".

         Borrower hereby grants the Secured Party a security interest in the following property (hereinafter the "Collateral"):

         (a)      INVENTORY:

                  [X] All inventory of Borrower, whether now owned or hereafter acquired and wherever located;

         (b)      EQUIPMENT, FARM PRODUCTS AND CONSUMER GOODS:

                  [X] All equipment of Borrower, whether now owned or hereafter acquired, including, but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, parts and tools, and the goods described in any equipment schedule or list herewith or hereafter furnished to Secured Party by Borrower (but no such schedule or list need be furnished in order for the security interest granted herein to be valid as to all of Borrower's equipment).

                  [ ] All farm products of Borrower, whether now owned or hereafter acquired, including but not limited to (i) all poultry and livestock and their young, products thereof and produce thereof, (ii) all crops, whether annual or perennial, and the products thereof, and
                           (iii) all feed, seed, fertilizer, medicines and other supplies used or produced by Borrower in farming operations. The real estate concerned with the above described crops growing or to be grown is:___________
                           _____________________________________________________
                           and the name of the record owner is:
                           ______________________


                  [ ]      The following goods or types of goods:_______________
                           _____________________________________________________

         (c)      ACCOUNTS AND OTHER RIGHTS TO PAYMENT:

                  [X] Each and every right of Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property by Borrower, out of a rendering of services by Borrower, out of a loan by Borrower, out of the overpayment of taxes or other liabilities of Borrower, or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor; all including but not limited to all present and future debt instruments, chattel papers, accounts, loans and obligations receivable and tax refunds.

                  [ ]      _____________________________________________________

         (d)      GENERAL INTANGIBLES:

                  [X] All general intangibles of Borrower, whether now owned or hereafter acquired, including, but not limited to, applications for patents, patents, copyrights, trademarks, trade secrets, good will, tradenames, customers lists, permits and franchises, and the right to use Borrower's name, and any other intellectual property.

         (e)      OTHER:________________________________________________________
                  ______________________________________________________________


together with all substitutions and replacements for and products of any of the foregoing property not constituting consumer goods and together with proceeds of any and all of the foregoing property and, in the case of all tangible Collateral, together with all accessions and, except in the case of consumer goods, together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Borrower represents, warrants and agrees that:

         (a) Borrower is [ ] an individual, [ ] a partnership, [X] a corporation and, if Borrower is an individual, the Borrower's residence is at the address of Borrower shown at the beginning of this Agreement.

         (b) The Collateral will be used primarily for [ ] personal, family or household purposes; [ ] farming operations; [X] business purposes.

         (c) [ ] If any part or all of the tangible Collateral will become so related to particular real estate as to become a fixture, the real estate concerned is:_________________________________

         (d) Borrower's chief executive office is located at ______________ ___________________________________________ or, if left blank, at the address of Borrower shown at the beginning of this Agreement.

3. Additional Representations, Warranties and Agreements. Borrower represents, warrants and agrees that:

         (a) Borrower has (or will have at the time Borrower acquires rights in collateral hereafter arising) absolute title to each item of Collateral free and clear of all security interests, liens and encumbrances, except the Security Interest, and will defend the Collateral against all claims or demands of all persons other than Secured Party. Borrower will not sell or otherwise dispose of the Collateral or any interest therein without the prior written consent of Security Party, except that, until the occurrence of an Event of Default and the revocation by Secured Party of Borrower's right to do so, Borrower may sell any inventory constituting Collateral to buyers in the ordinary course of business and use and consume any farm products constituting Collateral in Borrower's farming operations. If Borrower is a corporation, this Agreement has been duly and validly authorized by all necessary corporate action, and if Borrower is a partnership, the partner(s) executing this Agreement has (have) authority to act for the partnership.

         (b) Borrower will not permit any tangible Collateral to be located in any state (and, if county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed in order to perfect the Security Interest.

         (c) Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, set-off or counterclaim (other than those arising in the ordinary course of business) of the account debtor or other obligor named therein or in Borrower's records pertaining thereto as being obligated to pay such obligation. Borrower will neither agree to any material modification or amendment nor agree to any cancellation of any such obligation without Secured Party's prior written consent, and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.

         (d) Borrower will (i) keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, form time to time, replace any worn, broken or defective parts thereof; (ii) promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest; (iii) keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interest; (iv) at all reasonable times, permit Secured Party or its representatives to examine or inspect any Collateral, wherever located, and to examine, inspect and copy Borrower's books and records pertaining to the Collateral and its business and financial condition and to send and discuss with account debtors and other obligors requests for verifications of amounts owed to Borrower; (v) keep accurate and complete records pertaining to the Collateral and pertaining to Borrower's business and financial condition and submit to Secured Party such periodic reports concerning the Collateral and Borrower's business and financial condition as Secured Party may from time to time reasonably request; (vi) promptly notify Secured Party of any loss of or material damage to any Collateral or of any adverse change, known to Borrower, in the prospect of payment of any sums due on or under any instrument, chattel paper, or account constituting Collateral; (vii) if Secured Party at any time so requests (whether the request is made before or after the occurrence of an Event of Default), promptly deliver to Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Borrower; (viii) at all times keep all tangible Collateral insured against risk of fire (including so-called extended coverage), theft, collision (in case of Collateral consisting of motor vehicles) and such other risks and in such amounts as Secured Party may reasonably request, with any loss payable to Secured Party to the extent of its interest; (ix) from time to time execute such financing statements as Secured Party may reasonably require in order to perfect the Security Interest and, if any Collateral consists of a motor vehicle, executed such documents as may be required to have the Security Interest properly noted on a certificate of title;
(x) pay when due or reimburse Secured Party on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorneys' fees) incurred by Secured Party in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the Security Interest or the creation, continuance, protection, defense or enforcement of this Agreement or any or all of the Obligations, including expenses incurred in any litigation or bankruptcy or insolvency proceedings; (xi) execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and Secured Party's rights under this Agreement; (xii) not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance; and (xiii) not permit any tangible Collateral to become part of or to be affixed to any real property without first assuring to the reasonable satisfaction of Secured Party that the Security Interest will be prior and senior to any interest or lien then held or thereafter acquired by any mortgagee of such real property or the owner or purchaser of any interest therein. If Borrower at any time fails to perform or observe any agreement contained in this Section 3(d), and if such failure shall continue for a period of ten calendar days after Secured Party gives Borrower written notice thereof (or, in the case of the agreements contained in clauses
(viii) and (ix) of this Section 3(d), immediately upon the occurrence of such failure, without notice or lapse of time), Secured Party may (but need not) perform or observe such agreement on behalf and in the name, place and stead of Borrower (or, at Secured Party's option, in Secured Party's own name) and may (but need not take any and all other actions which Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, the execution of financing statements, the endorsement of instruments and the procurement of repairs, transportation or insurance); and, except to the extent that the effect of such payment would be to render any loan of forbearance of money usurious or otherwise illegal under any applicable law. Borrower shall thereupon pay Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys' fees) incurred by Secured Party in connection with or as a result of Secured Party's performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by Secured Party at the highest rate then applicable to any of the Obligations. To facilitate the performance and observance by Secured Party of such agreements of Borrower, Borrower hereby irrevocably appoints (which appointment is coupled with an interest) Secured Party, or its delegate, as the attorney-in-fact of Borrower with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of Borrower, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Borrower under this Section 3 and Section 4.

4. LOCK BOX, COLLATERAL ACCOUNT. If Secured Party so requests at any time (whether before of after the occurrence of an Event of Default), Borrower will direct each of its account debtors to make payments under the relevant account or chattel paper directly to a special lock box to be under the control of Secured Party. Borrower hereby authorizes and directs Secured Party to deposit into a special collateral account to be established and maintained with Secured Party all checks, drafts and cash payments received in said lock box. All deposits in said collateral account shall constitute proceeds of Collateral and shall not constitute payment of any Obligation. At its option, Secured Party may, at any time, apply finally collected funds on deposit in said collateral account to the payment of the Obligations in such order of application as Secured Party may determine or permit Borrower to withdraw all or any part of the balance on deposit in said collateral account. If a collateral account is so established, Borrower agrees that it will promptly deliver to Secured Party, for deposit into said collateral account, all payments on accounts and chattel paper received by it. All such payments shall be delivered to Secured Party in the form received (except for Borrower's endorsement where necessary). Until so deposited, all payments on accounts and chattel paper received by Borrower shall be held in trust by Borrower for and as the property of Secured Party, and shall not be commingled with any funds or property of Borrower.

5. ACCOUNT VERIFICATION AND COLLECTION RIGHTS OF SECURED PARTY. Secured Party shall have the right to verify any accounts in the name of Borrower or in its own name; and Borrower, whenever required, shall furnish Secured Party with duplicate statements of the accounts, which statements may be mailed or delivered by Secured Party for that purpose. Notwithstanding Secured Party's rights under Section 4 with respect to any and all debt instruments, chattel papers, accounts, and other rights to payment constituting Collateral (including proceeds), Secured Party may at any time (both before and after the occurrence of an Event of Default) notify any account debtor, or any other person obligated to pay any amount due, that such chattel paper, account, or other right to payment has been assigned or transferred to Secured Party for security and shall be paid directly to Secured Party. If Secured Party so requests at any time, Borrower will so notify such account debtors and other obligors in writing and will indicate on all invoices to such account debtors or other obligors that the amount due is payable directly to Secured Party. At any time after Secured Party or Borrower gives such notice to an account debtor or other obligor, Secured Party may (but need not), in its own name or in Borrower's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, account, or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor.

6. ASSIGNMENT OF INSURANCE. Borrower hereby assigns to Secured Party, as additional security for the payment of the Obligations, any and all moneys (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Borrower under or with respect to, any and all policies of insurance covering the Collateral, and Borrower hereby directs the issuer of any such policy to pay any such moneys directly to Secured Party. Both before and after the occurrence of an Event of Default, Secured Party may (but need not), in its own name or in Borrower's name, execute and deliver proofs of claim, receive all such moneys, indorse checks and other instruments representing payment of such moneys, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

7. EVENTS OF DEFAULT. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"): (i) Borrower shall fail to pay any or all of the Obligations when due or (if payment on demand) on demand, shall fail to observe or perform any covenant or agreement herein binding on it or shall be in default under any loan or credit agreement between it and the Secured Party; (ii) any representation or warranty by Borrower set forth in this Agreement or made to Secured Party in any financial statements or reports submitted to Secured Party by or on behalf of Borrower shall prove materially false or misleading; (iii) the occurrence of an Event of Default under the terms of any of the Obligations.

8. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of Default under Section 7 and at any time thereafter, Secured Party may exercise any one of more of the following rights and remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (ii) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including but not limited to the right to take possession of any Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which Borrower hereby expressly waives), and the right to sell, lease, or otherwise dispose of any or all of the Collateral, and in connection therewith. Secured Party may require Borrower to make the Collateral available to Secured party at a place to be designated by Secured Party which is reasonably convenient to both parties, and if notice to Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 10) at least 10 calendar days prior to the date of intended disposition or other action; (iii) exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Borrower or against any other person or property. Upon the occurrence of an Event of Default describe din Section 7(iv)(B), all Obligations shall be immediately due and payable without demand or notice thereof. Secured Party is hereby granted a nonexclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, trade secrets, franchises, copyrights and patents of Borrower that Secured Party deems necessary or appropriate to the disposition of any Collateral.

9. OTHER PERSONAL PROPERTY. Unless at the time Secured Party takes possession of any tangible Collateral, or within seven days thereafter, Borrower gives written notice to Secured Party of the existence of any goods, papers or other property of Borrower, not affixed to or constituting a part of such Collateral, but which are located or found upon or within such Collateral, described such property, Secured Party shall not be responsible or liable to Borrower for any action taken or omitted by or on behalf of Secured Party with respect to such property without actual knowledge of the existence of any such property or without actual knowledge that it was located or to be found upon or within such Collateral.

10. MISCELLANEOUS. This Agreement does not contemplate a sale of accounts or chattel paper. Borrower agrees that each provision whose box is checked is part of this Agreement. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party's rights or remedies. All rights and remedies of Secured Party shall be cumulative and may be exercise singularly or concurrently, at Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. all notices to be given to Borrower shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, to Borrower at its address set forth above or at the mots recent address shown on Secured Party's records. Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral. Secured Party shall not be obligated to preserve any rights Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. this Agreement shall be binding and inure to the benefit of Borrower and Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by Borrower and delivered to Secured Party, and Borrower waives notice of Secured Party's acceptance hereof. Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by the Borrower shall have the same force and effects as the original for all purposes of a financing statement. this Agreement shall be governed by the internal laws of the state where the main office of the Secured Party is located. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. If this Agreement is signed by more than one person as Borrower, the term "Borrower" shall refer to each of them separately and to both or all of them jointly; all such persons shall be bound both severally and jointly with the other(s); and the Obligations shall include all debts, liabilities and obligations owed to Secured Party by any Borrower solely or by both or several or all Borrower's jointly and severally, and all property described in Section 1 shall be included as part of the Collateral, whether it is owned jointly by both or all Borrowers or is owned in whole or in part by one (or more) of them.



BRAD J. BUSCHER                        MERCURY WASTE SOLUTIONS, INC.
Secured Party's Name                   Borrower's Name

                                       By_______________________________________
                                       Title:   President